UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2010

BioFuel Energy Corp.
 (Exact Name of Registrant as Specified in Charter)

Delaware	001-33530	20-5952523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200
Denver, CO  80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 640-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On May 20, 2010, BioFuel Energy Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which the following Directors were re-elected to the Company’s Board of Directors, according to the following votes as certified by BNY Mellon Shareowner Services, the duly appointed Inspector of Election at the Annual Meeting:

Name	Votes For	Votes Against	Abstentions

Mark W. Wong	24,370,005	129,336	None

Scott H. Pearce	24,371,594	127,747	None

Elizabeth K. Blake	24,164,768	334,573	None

David Einhorn	24,480,905	18,436	None

Richard I. Jaffee	24,475,784	23,557	None

John D. March	24,481,044	18,297	None

In addition, the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year was approved by the following vote:

For	Against	Abstain

28,120,530	60,461	7,647

There were no other matters to come before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: May 25, 2010	By:	/s/ Scott Pearce
	Name:	Scott Pearce
	Title:	President and Chief Operating Officer